Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes
10. Income taxes
Income tax recovery varies from the amounts that would be computed by applying the expected U.S. federal income tax rate (21%) as shown in the following table:

	December 31,
	2022	2021

Statutory federal income tax rate	(21.0)%	(21.0)%
Stock-based compensation	2.2	2.0
Change in valuation allowance	21.4	21.2
Tax credits	(2.6)	(2.2)

Income tax recovery	—%	—%

Net loss before taxes (in thousands):	Years Ended December 31,
	2022	2021

U.S.	(57,578)	(60,692)

Total	$(57,578)	$(60,692)

Deferred income tax assets and liabilities result from the temporary differences between the amount of assets and liabilities recognized for financial statement and income tax purposes. The significant components of the deferred income tax assets are as follows (in thousands):

	December 31,
	2022	2021

Deferred tax assets:
U.S. net operating losses	$26,362	$22,863
Research and development deductions and credits	3,931	2,414
Intangibles	446	457
Lease liability	2,456	2,701
Stock-based compensation	2,274	1,695
Capitalized research and development	6,920	—
Other	168	186

Total deferred tax assets:	42,557	30,316
Deferred income tax liabilities
Right-of-use assets	2,040	2,261
Other	410	287

Total deferred tax liabilities	2,450	2,548

Net deferred income tax assets	40,107	27,768
Less: valuation allowance	(40,107)	(27,768)

Deferred tax assets, net of valuation allowance	$—	$—

The Tax Cuts and Jobs Act contained a provision which requires the capitalization of Section 174 costs incurred in years beginning on or after January 1, 2022. Section 174 costs are expenditures which represent research and development costs that are incident to the development or improvement of a product, process, formula, invention, computer software, or technique. This provision changes the treatment of Section 174 costs such that the expenditures are no longer allowed as an immediate deduction but rather must be capitalized and amortized.
The Company has included the impact of this provision, which results in a deferred tax asset of approximately $6.9 million as of December 31, 2022.
At December 31, 2022 and December 31, 2021, the Company had U.S. federal net operating losses (“NOL”) carryforwards for tax purposes of approximately $124.9 million and $108.2 million, respectively, which were available to reduce taxable income. Of the $124.9 million of federal NOL carryforwards, $1.7 million will expire between the years 2028 and 2037 and the remaining $123.2 million are indefinite. The Company also has U.S. federal research & development tax credits of $3.9 million and $2.4 million as of December 31, 2022 and December 31, 2021, respectively, that begin to expire in 2039. The Company completed a formal study under IRC Section 382 through 2019 to determine the U.S. tax attributes available for use. The U.S. attributes disclosed reflect the conclusion of that study. However, subsequent ownership changes may further affect the limitation in future years.
The Company maintains a full valuation allowance on its net U.S. deferred tax assets. The assessment regarding whether a valuation allowance is required considers both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. In making this assessment, significant weight is given to evidence that can be objectively verified. In its evaluation, the Company considered its cumulative losses and its forecasted losses in the near-term as significant negative evidence. Therefore, the Company determined that the negative evidence outweighed the positive evidence and a full valuation allowance on its assets will be maintained. The Company will continue to assess the realizability of its assets going forward and will adjust the valuation allowance as needed. The valuation
allowance increased by $12.3 million for the
year ended December 31, 2022. The increase is primarily due to an increase in U.S. net operating losses, capitalized research expense, and research and development tax credits. The valuation allowance increased by $12.9 million for the year ended December 31, 2021. The increase is primarily due to an increase in U.S. net operating losses and research and development tax credits.
The Company applies judgment in the determination of the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. As of December 31, 2022, the Company had no uncertain tax positions.
The Company currently files income tax returns in the United States, the jurisdictions in which the Company believes that it is subject to tax. Further, while the statute of limitations in each jurisdiction where an income tax return has been filed generally limits the examination period, as a result of loss carryforwards, the limitation period for examination generally does not expire until several years after the loss carryforwards are utilized. Other than routine audits by tax authorities for tax credits and tax refunds that the Company has claimed, the Company is not aware of any other material income tax examination currently in progress by any taxing jurisdiction.